UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2024

Organon & Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40235	46-4838035
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

30 Hudson Street, Floor 33, Jersey City, NJ		07302
(Address and principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (551) 430-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OGN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 5, 2024, Organon & Co. (“Organon” or the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (the “FDA”) extended by three months the target action date of its review of the supplemental New Drug Application for VTAMA® (tapinarof) cream, 1% as a treatment for atopic dermatitis in adults and children two years of age and older. The new target date is March 12, 2025, revised from the original target action date of December 12, 2024. The FDA has not raised any concerns regarding the safety and efficacy of VTAMA nor have they raised any concerns regarding the approvability of this indication.

A copy of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management’s expectations regarding Organon’s recent acquisition of Dermavant Sciences Ltd. (“Dermavant”) and potential regulatory approval from the FDA for the use of VTAMA® in the treatment of atopic dermatitis (including the expected timeframe thereof). Forward-looking statements may be identified by words such as “target,” “outlook,” “expects,” “will,” “outlook,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning. These statements are based upon the current beliefs and expectations of Organon’s management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements. Risks and uncertainties include, but are not limited to, those relating to the FDA regulatory approval process, including the uncertainty of FDA approval or any extension of time to receive such approval; difficulties implementing or executing on Organon’s acquisition strategy, including the recent acquisition of Dermavant, or any other failure to recognize the benefits of such acquisitions; recent Supreme Court decisions and other developments impacting regulatory agencies and their rule making, including related financial market reactions; and the impact of the 2024 United States presidential election and any resulting public policy changes affecting health care decisions, including changes in financial outcomes resulting from candidate positions on healthcare topics and the possible impact on related laws, regulations and policies following the election. Organon undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Organon’s filings with the Securities and Exchange Commission (“SEC”), including Organon’s most recent Annual Report on Form 10-K and subsequent SEC filings.

The information in this Item 7.01, including Exhibit 99.2 attached hereto, is considered to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liability under that Section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document. The Company Information Presentation contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 5, 2024.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Organon & Co.

By:	/s/ Matthew Walsh
	Name:	Matthew Walsh
	Title:	Chief Financial Officer

Dated: November 5, 2024